FOURTH AMENDED AND RESTATED
FOX FACTORY HOLDING CORP.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

CASH COMPENSATION

Retainer for Serving as Chairperson of the Board

Should the Board have a Chairperson that is a non-employee director, the Chairperson shall be paid an annual retainer of $25,000 (or such other amount as determined by the Board in its discretion), which retainer shall be payable quarterly in arrears, plus the other retainers and compensation he or she may be eligible to receive set forth herein (as such amounts may be changed from time to time by the Board in its discretion).

Retainer for Serving as Lead Independent Director

Should the Board have a Lead Independent Director, the Lead Independent Director shall be paid an annual retainer of $25,000 (or such other amount as determined by the Board in its discretion), which retainer shall be payable quarterly in arrears, plus the other retainers and compensation he or she may be eligible to receive set forth herein (as such amounts may be changed from time to time by the Board in its discretion).

Retainers for Serving as Committee Chairpersons

Non-employee directors shall be paid the following annual retainers (or such other amount as may be determined by the Board in its discretion) for serving as the chairperson of the following committees of the Board, which retainer shall be payable quarterly in arrears, plus the other retainers and compensation he or she may be eligible to receive set forth herein (as such amounts may be changed from time to time by the Board in its discretion):
a.$20,000 – Audit Committee
b.$12,000 – Compensation Committee
c.$8,500 – Nominations and Corporate Governance Committee

Non-employee directors shall be paid an annual retainer in the amount as so determined by the Board in its discretion for serving as the chairperson of any other committee of the Board.

Retainer for Serving on the Board

Each non-employee directors shall be paid an annual retainer of $60,000 (or such other amount as may be determined by the Board in its discretion) for his or her service on the Board, which retainer shall be payable quarterly in arrears, plus the other retainers and compensation he or she may be eligible to receive set forth herein (as such amounts may be changed from time to time by the Board in its discretion). Pursuant to an amendment to this Policy the Board may determine if separate meeting fees are also to be paid for Board meetings attended by the non-employee directors.

Retainers for Serving on Committees

Non-employee directors shall be paid the following annual retainers (or such other amount as may be determined by the Board in its discretion) for serving on the following committees of the Board, which retainer shall be payable quarterly in arrears, plus the other retainers and compensation he or she may be eligible to receive set forth herein (as such amounts may be changed from time to time by the Board in its discretion):
a.$8,000 – Audit Committee
b.$7,000 – Compensation Committee
c.$4,000 – Nominations and Corporate Governance Committee

Non-employee directors shall be paid an annual retainer in the amount as so determined by the Board in its discretion for serving on any other committee of the Board. Pursuant to an amendment to this Policy the Board may determine if separate meeting fees are also to be paid for committee meetings attended by the non-employee directors.

Retainer Proration

If a non-employee director (a) becomes the Chairperson of the Board, (b) becomes the Lead Independent Director, (c) becomes a Committee Chairperson, (d) joins the Board, or (e) joins a Committee (each a “Retainer Event”), on a day other than the first day of the fiscal year, such non-employee director shall be entitled to receive a prorated retainer for such service. Such prorated retainer shall be determined by multiplying the applicable annual retainer amount (or such other amount as determined by the Board in its sole discretion) times a fraction, (i) the numerator of which shall be the difference between four and the number of quarters that have lapsed since the beginning of the fiscal year end preceding the Retainer Event, and (ii) the denominator of which is four. Such prorated retainer shall be paid quarterly in arrears.

Notwithstanding the forgoing, the approval of this Fourth Amended and Restated Policy by the Board shall constitute a Retainer Event for which prorated retainers shall be determined by multiplying the applicable annual retainer amount times 1/2 and which shall be paid quarterly in arrears beginning with the quarter following the Retainer Event.

EQUITY-BASED COMPENSATION

Pursuant to the following, non-employee directors shall be granted annual equity-based compensation awards each year in the form of restricted stock units pursuant to the Company’s 2013 Omnibus Plan, as amended from time to time, or pursuant to any other applicable equity-based compensation plan of the Company then effect, as such plans are amended from time to time. Such awards shall vest on the day immediately prior to the next annual meeting, subject to accelerated vesting in the event of the director’s death or a change of control of the Company and shall be subject to such additional terms and conditions as may be set forth in the applicable award agreement and plan.

General Non-Employee Director Annual Award

Subject to applicable laws and the Company’s policies then in place for equity-based awards, the non-employee directors who serve on the Board immediately following each annual meeting of the Company shall be entitled to receive an annual award of restricted stock units. The number of restricted stock units to be awarded annually shall be determined by dividing $115,000 (or such other amount as determined by the Board in its sole discretion), by the closing price of the Company’s common stock on the date of grant. Such annual awards shall be granted on the date of the Company’s annual meeting or, alternatively, during the Company’s open trading window that follows the Company’s annual meeting.

If a non-employee director joins the Board on a day other than the date of the annual meeting, such non-employee director shall be entitled to receive a prorated award of restricted stock units. Such prorated award shall be determined by multiplying $115,000 (or such other amount as determined by the Board in its sole discretion) times a fraction, (i) the numerator of which shall be the difference between 365 and the number of days that have lapsed since the annual meeting immediately preceding the day such non-employee director joined the award, and (ii) the denominator of which is 365. The product resulting from the prior sentence shall then be divided by the closing price of the Company’s common stock on the date of grant to determine the number of restricted stock units to be awarded. Such annual award shall be granted on the date such director joins the Board or, alternatively, during the Company’s open trading window that follows the date that such director joins the Board.

Chairperson/Lead Independent Director Annual Award

Subject to applicable laws and the Company’s policies then in place for equity-based awards, the non-employee director who serves as Chairperson or Lead Independent Director of the Board, if any, immediately following each annual meeting of the Company shall be entitled to receive an annual award of restricted stock units. The number of restricted stock units to be awarded annually shall be determined by dividing $15,000 (or such other amount as determined by the Board in its sole discretion), by the closing price of the Company’s common stock on the date of grant. Such annual award shall be granted on the date of the Company’s annual meeting or, alternatively, during the Company’s open trading window that follows the Company’s annual meeting.

If a non-employee director becomes the Chairperson or Lead Independent Director of the Board on a day other than the date of the annual meeting, such non-employee director shall be entitled to receive a prorated award of restricted stock units. Such prorated award shall be determined by multiplying $15,000 (or such other amount as determined by the Board in its sole discretion) times a fraction, (i) the numerator of which shall be the difference between 365 and the number of days that have lapsed since the annual meeting immediately preceding the day such non-employee director became the Chairperson or Lead Independent Director of the Board, and (ii) the denominator of which is 365. The product resulting from the prior sentence shall then be divided by the closing price of the Company’s common stock on the date of grant to determine the number of restricted stock units to be awarded. Such annual award shall be granted on the date such director becomes the Chairperson or Lead Independent Director of the Board or, alternatively, during the Company’s open trading window that follows the date that such director becomes the Chairperson or Lead Independent Director of the Board.

EXPENSE REIMBURSEMENT

Each of the non-employee directors shall be entitled to receive reimbursement for reasonable expenses which they properly incur in connection with attending Board meetings and their duties as a director.

DIRECTORS HOLDING 5% OR MORE OF THE COMPANY’S STOCK AND REPRESENTATIVES OF STOCKHOLDERS HOLDING 5% OR MORE OF THE COMPANY’S STOCK

Notwithstanding the foregoing, any non-employee director who, directly or indirectly, beneficially owns 5% or more of the Company’s outstanding securities or is employed by or represents a stockholder of the Company that, directly or indirectly, beneficially owns 5% or more of the Company’s outstanding securities shall not be entitled to receive any cash compensation or equity-based compensation for his or her service on the Board. Such non-employee director shall, however, be entitled to receive reimbursement for reasonable expenses which he or she properly incurs in connection with attending Board meetings and their duties as a director.

AMENDMENTS, REVISION AND TERMINATION

This policy may be amended, revised or terminated by the Board of Directors at any time and from time-to-time in its sole discretion.

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Fourth Amended and Restatement Approved by the Compensation Committee: [3/2/2020]
Fourth Amended and Restatement Approved by the Board: [3/2/2020]
Effective: [3/2/2020]